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
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   NUMBER                                                                                                              SHARES

CS
------------                                           LOGO                                                         ------------
                                                         eResearchTechnology
                                                   Enabling the Clinical Advantage
                                                                                                                   SEE REVERSE FOR
                                                      eResearchTechnology, Inc.                                  CERTAIN DEFINITIONS

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                     CUSIP  29481V 10 8

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THIS CERTIFIES THAT






is the owner of

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                          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 EACH, OF

                    ================================= eResearchTechnology, Inc. =================================

               The shares of capital stock represented by this certificate are transferable only on the books of the Corporation by the holder of record thereof, in person or by a duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

               WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

               Dated:
                                                      eResearchTechnology, Inc.
                                                              CORPORATE
                                                                SEAL
                                                                1999
                                                              DELAWARE
                                                                 *
                    /s/ Bruce Johnson                                                             /s/ Joseph Esposito
                         SECRETARY                                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                                                                                       Countersigned and Registered:
                                                                                                         FIRST UNION NATIONAL BANK
                                                                                                              (Charlotte, NC)

                                                                                                                      Transfer Agent
                                                                                                                       and Registrar
                                                                                           BY

                                                                                                                Authorized Signature

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                           ERESEARCHTECHNOLOGY, INC.

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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   TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ..............Custodian..............
   TEN ENT -- as tenants by the entireties                              (Cust)                  (Minor)
   JT TEN  -- as joint tenants with right of                        under Uniform Gifts to Minors
              survivorship and not as tenants                       Act..................................
              in common                                                           (State)
                                               UNIF TRAN MIN ACT -- .............Custodian (until age...)
                                                                       (Cust)
                                                                    ..............under Uniform Transfers
                                                                        (Minor)
                                                                    to Minors Act........................
                                                                                          (State)
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    Additional abbreviations may also be used though not in the above list.

For value received, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:____________________________


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                         ______________________________________________________________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                         THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ___________________________________________________________________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
                         PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.

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